SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported                    June 13, 2002
                                                        ------------------------


                                  CERBCO, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


               0-16749                                 54-1448835
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      (Commission File Number)               (IRS Employer Identification No.)



 3421 Pennsy Drive, Landover, Maryland                 20785-1608
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(Address of principal executive offices)               (Zip Code)



                          Registrant's telephone number
including area code:
                              (301) 773-1784 (tel)
                              (301) 322-3041 (fax)
                 (301) 773-4560 (24-Hour Fax Vault Information)


                                      None
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          (Former name or former address, if changed since last report)

Item 5.    Other Events.

           See press release of the registrant dated June 13, 2002 attached hereto.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2002                                         CERBCO, Inc.
                                                    ----------------------------
                                                           (Registrant)


                                                     By: /s/ Robert W. Erikson
                                                     ---------------------------
                                                        Robert W. Erikson
                                                        President

                                                                   PRESS RELEASE
                                                           For Immediate Release


                       CERBCO DECLARES 2002 CASH DIVIDENDS


     LANDOVER, MD - June 13, 2002: CERBCO, Inc. [OTC:CERB] announced that the Company declared cash dividends on June 13, 2002 of ten cents ($.10) per share on its shares of Common Stock and ten cents ($.10) per share on its Class B
Common Stock. Both dividends are to be paid on or about July 15, 2002 to the stockholders of record at the close of business on June 30, 2002.

     CERBCO, Inc. is a parent holding company with a controlling interest in one principal operating subsidiary, Insituform East, Inc. [NASDAQ:INEI]. Insituform East and its subsidiaries are engaged in the trenchless rehabilitation of underground sewers and other pipelines using cured-in-place-pipe ("CIPP") rehabilitation processes. Insituform East operates in six Mid-Atlantic States and the District of Columbia using the patented Insituform(R) brand of CIPP process under territorially exclusive sublicenses. Employing other trenchless CIPP processes, Midsouth Partners, a wholly-owned subsidiary of Insituform East, is entitled to operate substantially without product or geographic restriction.



                                      * * *
Contact:      Robert W. Erikson                    George Wm. Erikson
              President                            Chairman
              (301) 773-1784                       (301) 773-1784